SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) July 21, 1998


                          HORIZON OFFSHORE, INC.
            (Exact name of registrant as specified in its charter)



        Delaware                     0-23653                 76-0494934
(State or other jurisdiction   (Commission File Number)    (IRS Employer
    of incorporation)                                    Identification No.)


        2500 CityWest Boulevard, Suite 2200, Houston, Texas 77042
           (Address of principal executive office) (Zip Code)



                              (713) 361-2600
             (Registrant's telephone number, including area code)


                                    N/A
        (Former name or former address, if changed since last report.)










ITEM 5.   OTHER EVENTS


FACTORS  INFLUENCING  FUTURE  RESULTS  AND  ACCURACY  OF  FORWARD-LOOKING
STATEMENTS

 From time to time, Horizon Offshore, Inc. (the "Company") may make certain written and oral statements that may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact, that relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, objectives, projected or anticipated benefits from acquisitions made by or to be made by the Company or projections involving anticipated capital expenditures, revenues, earnings or other aspects of capital projects or operating results are forward-looking statements. The words "expect," "believed," "anticipate," "project," "estimate" and similar expressions are intended to identify forward looking statements. The Company cautions readers that such statements are not guarantees of future performance or events and are subject to a number of factors that would tend to influence the accuracy of the statements and the projections upon which the statements are based, including but not limited to those discussed below.

 As noted elsewhere, all phases of the Company's operations are subject to a number of uncertainties, risks and other influences, many of which are outside the control of the Company, any one of which, or a combination, could materially affect the results of the Company's operations and the accuracy of forward-looking statements made by the Company. Some important factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements include the following: industry volatility, including the level of capital expenditures by oil and gas companies due to fluctuations in the price of oil and gas; risks of growth strategy, including the risks of rapid growth; operating hazards, including the unpredictable effect of natural occurrences on operations and the significant possibility of accidents resulting in personal injury and property damage; the highly competitive nature of the marine construction business; seasonality of the offshore construction industry in the Gulf of Mexico (the Gulf); the Company's ability to attract and retain skilled workers; the need for additional financing; the Company's lack of operating history; contract bidding risks; percentage-of-completion accounting; continued active participation of the Company's executive directors and key operating personnel; the effect on the Company's performance of regulatory programs and environmental matters; risks involved in the expansion of the Company's operations into international offshore oil and gas producing areas; and risks involved in joint venture operations,including difficulty in resolving disputes with present partners or reaching agreements with future partners.

 Many of these factors are beyond the Company's ability to control or predict. Investors are cautioned not to place undue reliance upon forward-looking statements. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events or otherwise.

 A more detailed discussion of certain of the foregoing factors follows:

INDUSTRY VOLATILITY

 The cyclical nature of the oil and gas industry may have a significant effect upon the Company's revenues and profitability because demand for the Company's services depends on the level of capital expenditures by oil and gas companies for developmental construction. Historically, prices of oil and gas, as well as the level of exploration and developmental activity, have fluctuated substantially. This has resulted in significant fluctuation for pipeline and other developmental construction services. The Company's results in recent periods have benefited from improved market conditions for the Company's services as a result of increased oil and gas exploration and development, but there can be no assurance that the current market conditions will continue. The Company is unable to predict how the recent declines in the price of oil may affect Company operations or whether these industry conditions will continue. However, any significant decline in the worldwide demand for oil and gas or a prolonged reduction in oil or gas prices in the future would likely depress development activity and could have a material adverse effect on the Company's revenues and profitability.

RISKS OF RAPID GROWTH; RISKS OF GROWTH STRATEGY

 The Company has grown rapidly both through internal growth and acquisitions of additional barges and vessels. The Company's operations may be negatively affected if the upgrade or refurbishment of any vessel acquired by the Company is not completed on time or at a cost substantially in excess of that originally estimated. If the Company's executive management team does not successfully manage the rapid growth experienced by the Company, it may have a material adverse effect on the Company's revenues and profitability.

 Future acquisitions of other complementary businesses and marine equipment are also key elements of the Company's future growth strategy. However, there can be no assurances that such equipment or businesses will be identified and acquired. These acquisitions, including possible refurbishments, may involve potential delays and increased costs. Any inability on the part of the Company to purchase additional equipment or other vessels on favorable financial or other terms and to manage acquired businesses or vessels may have a material adverse effect on the Company's revenues and profitability.

 The Company anticipates that part of its growth will come from the installation and removal or salvaging of offshore fixed platforms. While the Company believes that the need to salvage platforms in the Gulf will increase and that its management team possesses the experience to compete for this business, the Company has no prior experience in this area and thus can make no assurances that the Company will be successful in installing and salvaging platforms.

OPERATING HAZARDS

 Offshore construction involves a high degree of operational risk. Risks of vessels capsizing, sinking, grounding, colliding and sustaining damage from severe weather conditions are inherent in offshore operations. These hazards may cause significant personal injury or property damage, environmental damage, and suspension of operations. Litigation arising from such occurrences may cause the Company to be named as a defendant in lawsuits involving potentially large claims. The Company maintains what it believes is prudent insurance protection but there can be no assurance that any such insurance will be sufficient or effective under all circumstances. A successful claim for which the Company is not fully insured may have a material adverse effect on the Company's revenues and profitability.

COMPETITION

 The Company's business is highly competitive because construction companies operating offshore compete vigorously for available projects, which are awarded on a competitive bid basis. In addition, the fact that marine construction vessels have few alternative uses and high maintenance costs whether they are operating or not, some companies may occasionally bid contracts at rates below those of the Company in order to cover their variable operating expenses and contribute to their fixed operating expenses. Also, increased activity levels in the Gulf may attract additional competitors to the area.

SEASONALITY AND WEATHER RISKS

 Historically, the greatest demand for marine construction services has been during the period from May to September. This seasonality of the construction industry in the Gulf is caused both by weather conditions and by the historical timing of capital expenditures by oil and gas companies which accompanies this. As a result, a disproportionate amount of the Company's contract revenues are earned during the last half of each fiscal year. Although the Company plans to offset Gulf seasonalities by pursuing business opportunities in international areas, there are no assurances that such expansion will offset the seasonality of the Company's operations in the Gulf .

SHORTAGE OF SKILLED WORKERS

 The Company's increased profitability depends on its ability to attract and retain workers. As a result, management must devote significant time, effort, and expense to hire, train, and retain qualified workers. A significant increase in wages paid by other employers in the Company's line of business could both result in a reduction of the Company's work force and increases in the wages paid by the Company. If any of these events occur for a significant period of time, the Company's profitability and growth potential could be impaired.

NEED FOR ADDITIONAL FINANCING

 The Company's acquisition strategy may require significant amounts of additional capital and it may be required to incur substantial indebtedness to finance future acquisitions and may issue additional equity securities in connection with such acquisitions.

LACK OF OPERATING HISTORY

 The Company, which was organized in December 1995, has limited experience in conducting business and operations. As with any new enterprise, the business plans and strategy of the Company are being continually evaluated and revised and there can be no assurance that the Company's business plans and strategies will be implemented or, if implemented, that they will be successful.

CONTRACT BIDDING RISKS

 Substantially all of the Company's projects are performed on a fixed-price basis. Changes in offshore job conditions and variations in labor and equipment productivity may affect the revenue and costs on a contract. These variations may affect the gross profit realized by the Company. In addition, during the summer construction season, the Company typically bears the risk of delays caused by adverse weather conditions.

PERCENTAGE-OF-COMPLETION ACCOUNTING

 Since the Company's contract revenues are recognized on a percentage-of-completion basis, contract revenue and cost estimates are reviewed periodically as the work progresses. Accordingly, adjustments are reflected in income in the period when such revisions are determined. To the extent that these adjustments result in a reduction of previously reported profits, the Company would recognize a charge against current earnings that may be significant depending on the size of the adjustment.

DEPENDENCE ON KEY PERSONNEL

 The Company's success depends on, among other things, the continued active participation of the Company's executive officers and certain of the Company's other key operating personnel, whom have extensive experience in the marine construction industry, both domestic and internationally. The loss of the services of any one of these persons could have a material adverse effect of the Company.

REGULATORY AND ENVIRONMENTAL MATTERS

 The Company's operations are subject to various governmental regulations, violations of which may result in civil and criminal penalties, injunctions, and cease and desist orders. In addition, some environmental statutes may impose liability without regard to negligence or fault. Although the Company's cost of compliance with such laws has to date been immaterial, due to the frequency with which such laws are changed, it is impossible to predict the cost or impact of such laws on its future operations. Also, the loss by the Company of any license required in its operations may have a material adverse effect on the Company's operations.

 Since the Company depends on demand for its services from the oil and gas industry, and since this demand may be affected by changing tax laws and oil and gas regulations, the adoption of laws which curtail oil and gas production in the Company's areas of operation may adversely affect the Company. The Company cannot determine to what extent the Company's operations may be affected by any new regulations or changes in existing regulations.

EXPANSION INTO INTERNATIONAL OPERATIONS

 A key element  of  the  Company's  expansion  strategy  is  to  expand its operations into international oil and gas producing areas. These international operations will be subject to a number of risks inherent in any business operating in foreign countries including, but not limited to, political, social, and economic instability; potential seizure or nationalization of assets; increased operating costs; modification or renegotiating of contracts; import-export quotas; and other forms of government regulation which are beyond the control of the Company. Additionally, the Company's competitiveness in international market areas may be adversely affected by regulations requiring the awarding of contracts to local contractors, employment of local citizens, and the establishment of foreign subsidiaries with significant ownership positions reserved by the foreign government for local citizens. The Company can make no predictions as to what types of the above events may occur, and if such an event should occur, it could have a material adverse effect on the Company's operations and financial condition.

RISK OF JOINT VENTURE OPERATIONS

 Many of the Company's international operations may be conducted through joint ventures, jointly managed by the Company and the joint venture partner. The Company's joint venture with Det Sondenfjelds-Norske Dampskibsselskab ASA ("DSND"), owned 30% by the Company and operating vessels made available to it by DSND, will operate in the Gulf, offshore Mexico and Canada, and in the Caribbean. Under its terms, the Company does not have the ability to control the business and affairs of the joint venture. The Company anticipates entering into additional joint ventures with other entities if it expands into other international market areas. The Company cannot make any assurances that it will undertake such joint ventures or, if undertaken, that such joint ventures will be successful.


                            SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HORIZON OFFSHORE, INC.


                              By:      /s/ David W. Sharp
                                  ________________________________
                                           David W. Sharp
                                    Executive Vice President and
                                      Chief Financial Officer

Dated: July 21, 1998